SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                BIRMINGHAM UTILITIES, INC.
 .............................................................................
                     (Name of Registrant as Specified In Its Charter)

 .............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
    of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    .........................................................................

    2) Aggregate number of securities to which transaction applies:

    .........................................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    .........................................................................

    4) Proposed maximum aggregate value of transaction:

    .........................................................................

    5) Total fee paid:

    .........................................................................

[ ] Fee paid previoiusly with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:
   ................................................

   2)  Form, Schedule or Registration Statement No.:
   .................................................

   3)  Filing Party:
       Birmingham Utilities, Inc.
   .................................................

   4)  Dated Filed:
       May 6, 1996
   .................................................


                         BIRMINGHAM UTILITIES, INC.
                             230 Beaver Street
                        Ansonia, Connecticut 06401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held June 12, 1996

To the Holders of Common Stock of Birmingham Utilities, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called the "Company") has been called and will be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, June 12, 1996 at 2:00 P.M., local time, for the purpose of considering and acting upon the following matters:

     1.   To elect directors of the Company.

     2.   To select independent auditors for the Company.

     3. To transact any and all other business which may lawfully come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 26, 1996, as the record date for determining the stockholders of the Company entitled to notice of and to vote at such meeting and any adjournment thereof.

     If you cannot be present in person at the meeting, please date and sign the enclosed form of proxy and return it promptly in the post-paid envelope furnished herewith.

                            By Order of the Board of Directors,


                                    ANNE A. HOBSON
                                      Secretary

May 3, 1996


                               BIRMINGHAM UTILITIES, INC.
                                  230 Beaver Street
                               Ansonia, Connecticut 06401

                    PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               To be Held June 12, 1996

May 3, 1996

     This Proxy Statement accompanies the Notice of Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called "the Company") to be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, June 12, 1996, at 2:00 P.M., local time (the "Meeting").

                                      GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. The solicitation will be made by mail and the cost will be borne by the Company. Forms of proxies and proxy material may also be distributed through brokers, custodians and other like parties to the beneficial owners of stock.

     Proxies in the accompanying form received by the Company will be voted, in accordance with the terms and specifications made thereon, at the Meeting or any adjournment thereof; any such proxy may, however, be revoked at any time before it is voted by notice in writing to the Secretary of the Company.

     As of April 26, 1996, the Company had outstanding 753,586 shares of Common Stock (no par value), and only holders of Common Stock of record at the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote.

     A majority of votes present in person or by proxy is required for approval of Proposals 1 (Election of Directors) and 2 (Selection of Independent Auditors) to be considered at the Meeting. Abstentions and other non-votes, such as the failure of a nominee or other record holder to vote or forward proxies to beneficial owners in sufficient time to be voted at the Meeting, have no effect upon those matters proposed for vote at the Meeting.

     The Board of Directors knows of no business other than those items listed in the Notice of Annual Meeting which may be presented to the Meeting.

     1.  ELECTION OF DIRECTORS

     The By-laws provide for not less than seven nor more than fifteen Directors to be elected at the Annual Meeting of Stockholders, each to serve for the ensuing year and until his or her successor is elected and has qualified. The Board of Directors recommends that the number of Directors be fixed at nine and the enclosed proxy confers authority to vote for no more than eight nominees. The names of the nine nominees for election as Directors are set forth below, and the following information is furnished with respect to them. All nominees except Mr. Sauerteig served as Directors in 1994 and were elected by the shareholders. All nominees listed below have consented to serve, and the Board of Directors knows of no reason why any of them would not be available.

                            NOMINEES FOR DIRECTORS
Name                Age  Business Experience During                 Director
                         The Last Five Years                        Since
                         and Other Directorships

Stephen P. Ahern    66   Vice President, Ogden Allied Security       1994
                         Services; Principal, Ahern Builders

Edward G. Brickett  66   Retired; Director of Finance,               1979
                         Town of Southington, Connecticut,
                         until June 1995

James E. Cohen      49   Lawyer in Practice in Derby; Director,      1982
                         Great Country Bank (1987-1993)

Betsy Henley-Cohn   43   Chairwoman of the Board of                  1981
                         Directors of the Company
                         since May of 1992; Chairman and Treasurer,
                         Joseph Cohn & Sons, Inc. (painting
                         contractors); Director, United Illuminating
                         Corp.; Director, Aristotle Corp.;
                         Director, Society for Savings Bancorp, Inc.
                        (1985-1993).

Aldore J. Rivers    62   President of the Company                    1986

B. Lance Sauerteig  50   Lawyer in Practice in Westport; Principal
                         in BLS Strategic Capital, Inc. (financial
                         and investment advisory company);
                         previously, President, First Spring
                         Corporation, 1986-1994 (private family
                         investment management company);
                         Director, Offitbank (a New York based
                         private investment management bank)

Kenneth E. Schaible 54   Senior Vice President, Webster Bank;        1994
                         previously, President, Shelton Savings
                         Bank and Shelton Bancorp., Inc., 1967
                         to 1995

Charles T. Seccombe 69   President and Treasurer, Seccombe's          1967
                         Men's Shop, Inc. (retail clothing
                         business)

David Silverstone   49   Lawyer in Practice in Hartford               1994

     The Board of Directors' Audit Committee, consisting of Messrs. Seccombe, Brickett and Schaible, performs the function of recommending the engagement and reviewing the performance of the Company's independent public accountants. The Audit Committee met two times in 1995. The Board of Directors' Personnel and Pension Committee, consisting of Ms. Henley-Cohn (ex-officio) and Messrs. Ahern, Brickett and Seccombe, performs the function of reviewing Executive Officer compensation and proposing the same to the full Board of Directors for action. It also proposes to the full Board overall payroll pool levels and pension plan arrangements for all employees. The Personnel and Pension Committee met three times in 1995. In 1995, five meetings of the Board of Directors were held, and all Directors attended at least 75% of the meetings of the full Board and Committees on which they served.

     Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasions in past years; the Company may continue to employ that firm on occasion in the future.

     Seccombe's Men's Shop, owned by Mr. Seccombe, in downtown Ansonia has been utilized as a collection facility for the paying of bills and will be used in that capacity in the future.

     Mr. Silverstone is a partner in the law firm of Silverstone & Koontz, which represented the Company on rate matters in 1995 and may do so in the future.

Nominations and Proposals by Shareholders

     The Board's Nominating Committee consists of the Board as a whole and will consider director nominees presented by the Shareholders for election at the 1997 Annual Meeting of Shareholders. Shareholders may make recommendations for director-nominees by submitting names, in writing, to the Secretary of the Company not later than February 1, 1997.

Security Ownership of Management and Certain Beneficial Owners

     (a) The following table sets forth certain information with respect to the only persons, to the knowledge of the Company, who own as much as 5% of the Company's stock, as of February 26, 1996.

Name and Address                              Amount and Nature of     Percent
of Beneficial Owner                           Beneficial Ownership     Of Class

Group consisting of Cohn Realty & Investment,     181,550 Shares (1)     24.13%
Betsy Henley-Cohn, John J. Crawford, as
custodian for Juri Henley-Cohn, and as
custodian for Jesse Henley-Cohn, Joel Cohn
Revocable Trust 1A, Betsy Cohn Spray Trust,
Harry Berkowitz Revocable Trust, Betsy Cohn
Income Trust, Rosenfield-Weisman Trust,
441 Chapel St., New Haven, CT 06510, and
Ruth Weisman, 26 Kohary Drive, New Haven,
CT 06515.

John J. Crawford, 70 Indian Road, Guilford,
CT 06437                                          66,262 Shares (2)      8.81%

(1) Of the 181,550 shares owned by this Group, Cohn Realty & Investment (a Connecticut general partnership consisting of three investment trusts whose managing agent is Betsy Henley-Cohn, whose beneficiaries are certain members of the Cohn Family and whose Trustees are Rhoda Cohn and Stanley Bergman) has beneficial ownership of 35,640 shares; John J. Crawford, as custodian for Juri Henley-Cohn, has beneficial ownership of 21,785 shares; John J. Crawford, as custodian for Jesse Henley-Cohn, has beneficial ownership of 22,091 shares; Joel Cohn Revocable Trust 1A has beneficial ownership of 26,060 shares; Betsy Cohn Spray Trust has beneficial ownership of 32,188 shares; Betsy Cohn Income Trust has beneficial ownership of 10,460 shares; Harry Berkowitz Revocable Trust has beneficial ownership of 16,098 shares; Rosenfield-Weisman Trust has beneficial ownership of 6,000 shares; and Ruth Weisman has beneficial ownership of 10,228 shares. Betsy Henley-Cohn has either a controlling or a beneficial interest in Cohn Realty & Investment, Betsy Cohn Spray Trust and Betsy Cohn Income Trust. No member of the Group owns or has the right to acquire, directly or indirectly, any other shares. Unless otherwise indicated, the named beneficial owner of the shares has sole voting and dispositive power with respect thereto. The information set forth in this footnote is derived from a filings with the Securities and Exchange Commission made by the Group.

(2) Includes 5,830 shares held jointly by Mr. Crawford and his wife, 22,091 shares held by Mr. Crawford as custodian for the benefit of Jesse Henley-Cohn, and 21,785 shares held by Mr. Crawford as custodian for the benefit of Juri Henley-Cohn. Mr. Crawford has sole voting power over the shares held for the benefit of Jesse Henley-Cohn and Juri Henley-Cohn, but has no family relationship with Jesse Henley-Cohn or Juri Henley-Cohn. The 22,091 shares held in trust for the benefit of Jesse Henley-Cohn and the 21,785 shares held in trust for the benefit of Juri Henley-Cohn are also included in the shares set forth in footnote
     (1), above, as being held by John J. Crawford as custodian for Jesse Henley-Cohn and Juri Henley-Cohn.

     (b) The following table sets forth certain information concerning ownership of the Company's Shares by management:

                                       Common Shares
                                       Beneficially Owned           Percent
Name                                   As of February 21, 1995      of Class

Stephen P. Ahern                       12,772    (1)                   1.70
Edward G. Brickett                      3,359                           .45
James E. Cohen                         36,497    (2)                   4.85
Betsy Henley-Cohn                     181,550    (3)                  24.13
Aldore J. Rivers                        1,940                           .26
B. Lance Sauerteig                          0    (4)                    .00
Kenneth E. Schaible                       980                           .13
Charles T. Seccombe                     8,069    (5)                   1.07
David Silverstone                         103                           .01
Executive Officers, Directors and
  Nominees as a group, 8 in number    245,270                         32.60%

(1)  Includes 1,700 shares owned by Ahern Family Limited Partnership.

(2) Includes 2,899 shares held by Mr. Cohen's son, Matthew D. Cohen, 32,598 shares held by Mr. Cohen as executor of the estate of Mr. Cohen's father, David B. Cohen, and 1,000 shares held in a brokerage custodial account for Mr. Cohen's benefit.

(3) Ms. Henley-Cohn is a member of the shareholder group described in the preceding table. The 181,550 shares set forth in this table is the aggregate number of shares held by all of the members of the group. See note (1) to the preceding table for information concerning shares beneficially held by Ms. Henley-Cohn.

(4) Mr. Sauerteig had agreed to acquire qualifying shares prior to the scheduled June 12, 1996 meeting.

(5) All of which are held in a Trust, of which Mr. Seccombe is the Grantor and Trustee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on review of copies of such forms furnished to the Company, or written representations that no reconciliation forms were required, the Company believes that during fiscal year ending December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

Compensation of Directors and Executive Officers

     Directors: The Company's Directors, except for Ms. Henley-Cohn and Mr. Rivers, received an annual fee of $3,000 plus $500 for each full Board meeting and $300 for each Committee meeting actually attended in 1995. Ms. Henley-Cohn received an annual salary of $43,500 for services in pursuit of land sales during 1995 and as Chairwoman of the Board of Directors.

     Executive Officers: During 1993 and 1994, the Company had no Executive Officer whose total annual salary exceeded $100,000. The Company does not have any long-term incentive plan; nor does it pay bonuses.

     The following table sets forth the annual cash compensation for Mr. Rivers, the Company's Chief Executive Officer, for each of 1993, 1994 and 1995.

                           Annual Compensation

Name and                                                     Securities
Principal Position             Year          Salary*     Underlying Options**

Aldore J. Rivers,
President, CEO and Director    1993          $    90,225           N/A
                               1994          $    92,945        10,000
                               1995          $    101,404          N/A

* Includes the economic benefit of premiums on a split-dollar life insurance policy pursuant to which Mr. Rivers is the insured and the Company is the owner and paid the premiums in 1993, 1994 and 1995.

** On September 13, 1994, the Company's Board of Directors approved the Birmingham Utilities, Inc. 1994 Stock Incentive Plan (the "1994 Plan"), subject to approval by the Company's shareholders and by the Connecticut Department of Public Utility Control ("DPUC"). The amounts set forth in the tables, both above and below, represent the award of options to Mr. Rivers by the Personnel and Pension Committee of the Board of Directors. Approval of the 1994 Plan by the Company's shareholders and the DPUC was received in 1995. The options awarded to Mr. Rivers will not vest and be exercisable until the earlier of September 12, 1996 or Mr. Rivers' death or disability. Accordingly, none of the options are currently exercisable and none have been exercised.

Option Grants in 1994, shareholder approval of which was obtained in the Last Fiscal Year

Name              Number of Shares    %of Total Options     Exercise  Expiration
                  of Common Stock     Granted to Employees    Price     Date
                  Underlying Options
                  Granted
Aldore J. Rivers    10,000                 31.75%            $10.50    9/12/2004


Employment Agreement and Split-Dollar Insurance Plan

     The Company entered into an Employment Agreement with Mr. Rivers in 1990 (the "Employment Agreement"), pursuant to which the Company agreed to employ Mr. Rivers as President of the Company until August of 1996.

     The Employment Agreement provides for a so-called "Split Dollar Life Insurance" plan for the benefit of both the Company and Mr. Rivers. The plan provides for the Company to maintain insurance on Mr. Rivers' life in an amount not less than $150,000, and to pay to Mr. Rivers' designee
$150,000 if he should die on or before the age of 65. The balance of the life insurance proceeds, if any, may be retained by the Company. If Mr. Rivers dies after reaching the age of 65, all death benefits of the policy are retained by the Company. The Company has agreed to pay one hundred eighty
(180) monthly supplemental pension payments of (a) $1,170 each to Mr. Rivers commencing when he reaches the age of 65 and, continuing until the earlier of his death or the end of the 180-month period and (b) if he should die after reaching the age of 65 but before the end of the 180-month period and his spouse survives him, $585 each to her until the earlier of her death or the expiration of the balance of the 180-month period. The Company expects to use the proceeds of the life insurance to reimburse itself for the supplemental pension payments that may be made to Mr. Rivers and his spouse after Mr. Rivers' 65th birthday.

                      THE BOARD OF DIRECTORS RECOMMENDS THAT
                        STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

     2.  INDEPENDENT AUDITORS FOR THE COMPANY

     There will be brought up for consideration at the Annual Meeting a proposal to approve the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as auditors for the Company to make the annual audit for the 1996 fiscal year.

     The Audit Committee of the Board of Directors has recommended that the Company retain Dworken, Hillman, LaMorte & Sterczala, P.C. as its independent accountants for the 1995 fiscal year.

     Representatives of Dworken, Hillman , LaMorte & Sterczala, P.C. will be present at the Annual Meeting to respond to questions of shareholders, but, although they have been offered the opportunity to do so, they do not otherwise propose to make any statement.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                       STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

     Management knows of no other business which may come before the Meeting or any adjournment thereof.

                             Shareholder Proposals

     If a shareholder intends to present a proposal for action at the 1997 Annual Meeting of Stockholders, such proposal must be received by the Company on or before January 1, 1997 for inclusion in the Company's Proxy Statement and Form of Proxy except where omission of such proposal is permitted by the rules of the Securities & Exchange Commission.

                                Annual Report

The Company's Annual Report, including the financial statements of the Company for the fiscal year ending December 31, 1995 is mailed to the shareholders of record herewith. The Annual Report is not part of this Proxy Statement.

                                                      The Board of Directors,
                                                    Anne A. Hobson, Secretary

                                Birmingham Utilities, Inc.
                                    230 Beaver Street
                                Ansonia, Connecticut  06401

              This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Aldore J. Rivers and Charles T. Saccombe as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side all shares of common stock of Birmingham Utilities, Inc., held of record by the undersigned on April 26, 1996 at the annual meeting of shareholders to be held on June 12, 1996, or any adjournment thereof.

                         (Continued and to be signed on other side)


  X  Please mark your
     votes as in this
     example



                 FOR all nominees   WITHHOLD
                 listed at right    AUTHORITY
                 (except as marked  to vote for
                 to the contrary    all nominees
                 below)             listed below

1.  To elect                                   Nominees: S.P.Ahern
    directors                                            E.G. Brickett
    of the                                               J.E. Cohen
    Company                                              B. Henley-Cohn
                                                         A.J. Rivers
(instructions:  To withhold authority to                 B.L. Sauerteig
vote for any one or more individual                      K.E. Schaible
nominee, write that nominee's name in                    C.T. Seccombe
the space provided below)                                D. Silverstone


                                                    FOR    AGAINST   ABSTAIN
2.  To approve the appointment of Dworken,
    Hillman, LaMorte & Sterczala, P.C. as the independent auditors of the Corporation.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, if no direction is made, this proxy will be voted FOR proposals 1 and 2.

     PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.



SIGNATURE(S) ____________________                     DATE _____

SIGNATURE(S) ____________________                     DATE _____
             signature if jointly held

NOTE: Please sign exactly as name appears above. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full name by authorized officer or partner.